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                                                                    EXHIBIT 21.1

                         SUBSIDIARIES OF THE REGISTRANT

                                                              STATE OR JURISDICTION
                                                                UNDER THE LAW OF
                                                                 WHICH ORGANIZED
                                                              ---------------------
1st Choice Mortgage, LLC....................................  Indiana
1st Premier Mortgage, LP....................................  Ohio
ABN AMRO Merchant Services, LLC.............................  Delaware
AccuLend Mortgage, LP ......................................  California
Action Home Mortgage, LLC ..................................  Indiana
Advent Guaranty Corporation.................................  Vermont
All American First Mortgage, LLC............................  Indiana
Alliance Title Agency, LLC..................................  Michigan
ALLINCO, Inc. ..............................................  Vermont
American Best Mortgage, LLC.................................  Indiana
Amerimax Mortgage, LLC......................................  Indiana
Ash Realty Co., Inc. .......................................  Indiana
Best Payment Solutions, Inc. ...............................  Illinois
Builders Mortgage, LP ......................................  California
Capstone Mortgage Funding, LLC..............................  Florida
Capstone Realty, Inc. ......................................  Ohio
Caribbean Data Services, Ltd. ..............................  Delaware
Coastal Capital Funding Corporation ........................  Virginia
Covenant Mortgage, LLC .....................................  Indiana
Enter Mortgage, LLC ........................................  Indiana
Executive Home Mortgage, LLC ...............................  Indiana
First Capital Home Mortgage, LLC ...........................  Indiana
First Flight Mortgage, LLC..................................  Indiana
First Franklin Financial Corporation........................  Delaware
First National Broadway Corp. ..............................  Kentucky
First of America Capital Trust I (Trust)....................  Delaware
First of America I Company (Inactive).......................  Michigan
First of America Holding Company (Inactive) ................  Michigan
First Patriot Mortgage, LLC.................................  Indiana
Fort Wayne Capital Trust I (Trust)..........................  Delaware
Franklin Mortgage Capital Corporation ......................  Virginia
Freedom Financial Advisors, LP..............................  California
Freedom First Mortgage, LLC.................................  Indiana
Gateway First Mortgage, LLC.................................  Indiana
Heartland Security Mortgage, LLC ...........................  Indiana
Heritage Home Mortgage, LLC ................................  Indiana
Home Central Mortgage, LLC .................................  Indiana
Home Financing, LLC ........................................  Indiana
Home Mortgage Centre, LLC...................................  Indiana
Homesource Mortgage Services, LLC...........................  Indiana
HomeSync Financial Services, LLC............................  Indiana
Hometown Mortgage, LLC......................................  Indiana
Intercoastal Mortgage, LLC..................................  Indiana
JBH Travel Audit Inc. ......................................  Colorado
Liberty West Mortgage, LP ..................................  California
Lower Bucks Mortgage, LLC...................................  Indiana
Merchants Capital Management, Inc. .........................  Indiana
Mid Atlantic Mortgage, LLC..................................  Indiana
Mortgage Construction Finance, LLC..........................  Indiana
Mortgage One, LP ...........................................  California

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
                                                              STATE OR JURISDICTION
                                                                UNDER THE LAW OF
                                                                 WHICH ORGANIZED
                                                              ---------------------
Mortgage PROS, LLC..........................................  Indiana
NC Acquisition, Inc. .......................................  Delaware
NCBI Holdings, Inc. ........................................  Indiana
NCBO Holdings, Inc. ........................................  Indiana
NCBPA Investment Company ...................................  Delaware
NCLIC, Inc. ................................................  Arizona
NPC Alliance, Inc. .........................................  Delaware
NPC Internacional, S.A. de C.V. ............................  Mexico
NatCity Insurance Services, Inc. ...........................  Michigan
NatCity Investments, Inc. ..................................  Indiana
NatCity Trust Company of Delaware ..........................  Delaware
National American Mortgage, LLC.............................  Indiana
National Capital Properties, Inc. ..........................  Kentucky
National City Abstract, LLC.................................  Pennsylvania
National City Bank .........................................  United States
National City Bank of Indiana...............................  United States
National City Bank of Kentucky .............................  United States
National City Bank of Michigan/Illinois.....................  United States
National City Bank of Pennsylvania..........................  United States
National City Bank of Southern Indiana......................  United States
National City Canada, Inc. .................................  Canada
National City Capital Corporation ..........................  Delaware
National City Capital Trust I (Trust) ......................  Delaware
National City Center, LLC ..................................  Ohio
National City Commercial Finance, Inc. .....................  Ohio
National City Commercial Leasing, Inc. .....................  Ohio
National City Community Development Corporation.............  Ohio
National City Credit Corporation ...........................  Ohio
National City DND, Inc. ....................................  Delaware
National City Equity Partners, Inc. ........................  Delaware
National City Home Loan Services, Inc. .....................  Delaware
National City Indiana, LLC..................................  Indiana
National City Insurance Agency of Kentucky, Inc. ...........  Kentucky
National City Insurance Agency of Pennsylvania, Inc. .......  Pennsylvania
National City Insurance Group, Inc. ........................  Michigan
National City Investment Company -- Nevada, Inc. ...........  Nevada
National City Investment Management Company.................  Michigan
National City Investments Corporation.......................  Kentucky
National City Leasing Corporation...........................  Kentucky
National City Mortgage Co. .................................  Ohio
National City Mortgage Insurance Company, Inc. .............  Hawaii
National City Mortgage Services Co. ........................  Michigan
National City Ohio, LLC.....................................  Indiana
National City Payments, Inc. ...............................  Delaware
National City Securities Company, LLC ......................  Delaware
National City Trade Services Limited .......................  Hong Kong
National City Vehicle Receivables Inc. .....................  Delaware
National Processing Company International (Fiji) Limited....  Fiji
National Processing Company, LLC............................  Ohio
National Processing, Inc. ..................................  Ohio
National Processing Services, Incorporated .................  Ohio
New England Trust Company, National Association ............  United States

                                                              STATE OR JURISDICTION
                                                                UNDER THE LAW OF
                                                                 WHICH ORGANIZED
                                                              ---------------------
Nottingham Corporation......................................  Pennsylvania
Ohio National Corporation Trade Services....................  Ohio
Peninsula Mortgage, LLC.....................................  Indiana
Pinehurst Mortgage, LLC.....................................  Indiana
Platinum First Mortgage, LP.................................  Ohio
Premier Lending Services, LP................................  California
REO Mortgage Services, LLC..................................  Indiana
Regional First Mortgage, LLC................................  Indiana
Reliable Mortgage Investors, LLC ...........................  Indiana
Sterling Asset Management Co. ..............................  Ohio
Sterling Private Investments, Inc. .........................  Ohio
SunAmerica Affordable Housing Partners .....................  Nevada
Supreme Capital Mortgage, LLC...............................  Indiana
The First Mortgage Group, LLC...............................  Indiana
The Madison Bank & Trust Company............................  Indiana
Tidewater First Mortgage, LLC...............................  Indiana
Tower Mortgage, LLC.........................................  Indiana
Town and Country Lending, LLC ..............................  Indiana
Town Square Mortgage, LLC...................................  Indiana
Valley Mortgage Services, LLC...............................  Indiana
Virginia First Mortgage, LLC................................  Indiana
Virginia Home Mortgage, LLC.................................  Indiana
Western Properties, Inc. ...................................  Pennsylvania
Western Reserve Company.....................................  Pennsylvania